UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2017

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 East 45 th Street, 15 th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 7 — Regulation FD

Item 7.01	Disclosure.

Unaudited opening balance sheet, schedule of investments and footnotes

Altaba Inc. (the “Fund”) is a publicly traded, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is organized as a Delaware corporation. Its common stock is listed on The NASDAQ Global Select Market (“Nasdaq”) and its ticker symbol is “AABA.”

In conjunction with Altaba registering as an investment company on June 16, 2017, Altaba is providing an unaudited consolidated statement of assets and liabilities, schedule of investments and notes thereto effective for the opening of business on Friday, June 16, 2017. The fair values were derived from the close of business on June 15, 2017 to create the opening consolidated statement of assets and liabilities on June 16, 2017 (the “Inception Date”).

About the Fund

The Fund’s investment objective is to seek to track the combined investment return of the shares of Alibaba Group Holding Limited and the shares of Yahoo Japan Corporation that the Fund owns.

Altaba’s assets consist of an approximately 15% equity stake in Alibaba Group Holding Limited, one of the world’s largest online retailers; an approximately 36% equity stake in Yahoo Japan Corporation, a leading Japanese internet company; cash and marketable debt securities; certain minority investments; and Excalibur IP, LLC, which owns certain patent assets that were not core to Yahoo’s operating business. The Fund’s retained liabilities include the Fund’s 0.00% convertible senior notes due 2018; shareholder litigation; and certain liabilities relating to data breaches incurred by Yahoo.

Additional information about the Fund, including risks of investing in the Fund, is available in the Fund’s Registration Statement on Form N-2, available on the SEC’s website at www.sec.gov and on the Fund’s website at www.altaba.com.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report on Form 8-K:

99.1	Altaba Inc. unaudited opening balance sheet, schedule of investments and footnotes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

Date: July 31, 2017	By:	/s/ Alexi A. Wellman
	Name:	Alexi A. Wellman
	Title:	Chief Financial and Accounting Officer

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